                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 6, 2004
                                                           ------------


                                  NEXMED, INC.
                                  ------------
               (Exact Name of Registrant as Specified in Charter)


        Nevada                         0-22245                 87-0449967
        ------                         -------                 ----------
(State of incorporation)      (Commission File Number)        (IRS Employer
                                                          Identification Number)


350 Corporate Boulevard, Robbinsville, New Jersey                 08691
-------------------------------------------------                 -----
    (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (609) 208-9688
                                                           --------------

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         Reference is hereby made to the press release of NexMed, Inc., dated July 6, 2004, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits:

         99.1   Press Release issued by NexMed, Inc., dated July 6, 2004



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NEXMED, INC.



                                  By: /s/ Y. Joseph Mo
                                      ----------------
                                  Name: Y. Joseph Mo
                                  Title: President and Chief Executive Officer
Date:  July 6, 2004